Fees Summary	Oct. 24, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 11,077,167.38
Previously Paid Amount	0.00
Total Fee Amount	1,529.76
Total Offset Amount	0.00
Net Fee	$ 1,529.76